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                                                            EXHIBIT 23



                  CONSENT OF INDEPENDENT AUDITORS



Solutia Inc.:

        We consent to the incorporation by reference in this Registration Statement of Solutia Inc. on Form S-8 of our reports dated February 24, 1999 (which include an explanatory paragraph as to a change in method of accounting in 1997), appearing in and incorporated by reference in your Annual Report on Form 10-K for the year ended December 31, 1998.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Saint Louis, Missouri
March 15, 1999



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